
<ARTICLE> 5
<LEGEND>
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM THE
FINANCIAL STATEMENTS OF CLARK-SCHWEBEL HOLDINGS INC. FOR THE SIX MONTHS ENDED
JULY 4, 1998 AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL
STATEMENTS.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   6-MOS<F1>
<FISCAL-YEAR-END>                          JAN-02-1999
<PERIOD-START>                             JAN-04-1998
<PERIOD-END>                               JUL-04-1998
<CASH>                                          14,175
<SECURITIES>                                         0
<RECEIVABLES>                                   22,153
<ALLOWANCES>                                         0
<INVENTORY>                                     35,799
<CURRENT-ASSETS>                                72,742
<PP&E>                                          74,565
<DEPRECIATION>                                  16,623
<TOTAL-ASSETS>                                 243,993
<CURRENT-LIABILITIES>                           40,625
<BONDS>                                        155,994
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                         9,000
<OTHER-SE>                                      14,657
<TOTAL-LIABILITY-AND-EQUITY>                   243,993
<SALES>                                        111,664
<TOTAL-REVENUES>                               111,664
<CGS>                                           84,546
<TOTAL-COSTS>                                   84,546
<OTHER-EXPENSES>                                 8,018
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                               8,885
<INCOME-PRETAX>                                 10,215
<INCOME-TAX>                                     4,090
<INCOME-CONTINUING>                              8,646
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     8,646
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>The results of operations for the six months ended July 4, 1998 represent the results of Clark-Schwebel Holdings, Inc. ("Company") for the period of January 4, 1998 through July 4, 1998 (successor company). A change in ownership resulted from a leveraged buyout on April 17, 1996, and the transaction resulted in a new basis of accounting for the Company. Therefore, the results of operations for the six months ended July 4, 1998 are not fully comparable to preceding reporting periods. This schedule contains summary financial information from the Company's financial statements and is qualified in its entirety by reference to such financial statements.

